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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                                   CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 18, 1997.




                               OTTER TAIL POWER COMPANY
                (Exact name of registrant as specified in its charter)


          Minnesota                    0-00368                 41-0462685
(State or other jurisdiction of   (Commission(I.R.S.            Employer
incorporation or organization)      File Number)           Identification No.)


215  South Cascade Street, P.O. Box 496, Fergus Falls, MN       56538-0496
         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:   (218) 739-8200


                                    Not Applicable
            (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On November 18, 1997, the Registrant agreed to sell $50,000,000 aggregate principal amount of its Senior Debentures, 6.375% Series Due 2007 (the "Debentures") pursuant to the Underwriting Agreement dated November 18, 1997 between the Registrant and A.G. Edwards & Sons, Inc. The Debentures are the subject of a Registration Statement on Form S-3 (File No. 333-11153) filed by the Registrant with the Securities and Exchange Commission on August 30, 1996 (the "Registration Statement").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS

         The following documents are hereby filed as exhibits to the Registration Statement:

         1-B Underwriting Agreement dated November 18, 1997 between the Registrant and A.G. Edwards & Sons, Inc.

         4-D-11 Indenture (For Unsecured Debt Securities) dated as of November 1, 1997 between the Registrant and First Trust National Association, as trustee.

         4-D-12 Officer's Certificate and Authentication Order (including the form of Debentures) dated November 18, 1997, relating to the Debentures issued pursuant to the Indenture (For Unsecured Debt Securities) dated as of November 1, 1997 between the Registrant and First Trust National Association, as trustee.

         12-A-1    Calculation of Ratios of Earnings to Fixed Charges.

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                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       OTTER TAIL POWER COMPANY
Date:  November 20, 1997

                                       By    /s/ Andrew E. Anderson
                                            ---------------------------
                                            Andrew E. Anderson
                                            Vice President, Finance and
                                               Treasurer

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                                    EXHIBIT INDEX


EXHIBIT       DESCRIPTION OF EXHIBIT

1-B Underwriting Agreement dated November 18, 1997 between the Registrant and A.G. Edwards & Sons, Inc.

4-D-11 Indenture (For Unsecured Debt Securities) dated as of November 1, 1997 between the Registrant and First Trust National Association, as trustee.

4-D-12 Officer's Certificate and Authentication Order (including the form of Debentures) dated November 18, 1997, relating to the Debentures issued pursuant to the Indenture (For Unsecured Debt Securities) dated as of November 18, 1997 between the Registrant and First Trust National Association, as trustee.

12-A-1        Calculation of Ratios of Earnings to Fixed Charges.